Comerica Incorporated Goldman Sachs US Financial Services Conference December 5, 2018 Ralph W. Babb, Jr. Chairman & Chief Executive Officer Muneera Carr Peter Sefzik Executive Vice President Executive Vice President Chief Financial Officer Business Bank Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions, changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017 and “Item 1A. Risk Factors” beginning on page 59 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: Key Strengths

LONG HISTORY	Founded 169 years ago
NIMBLE SIZE $71B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank & Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Diverse Geography
($ in billions; 3Q18 average)


California $18.1 37%
Texas $9.7 20%
Loans $48.6
Other Markets $8.4 17%
Michigan $12.4 26%
California $16.9 30%
Texas $8.9 16%
Deposits $56.1
Other[1] $9.6 17%
Michigan $20.7 37%

9/30/18 • [1]Consists of Other Markets ($8.5B) & Finance/ Other ($1.1B) • Totals shown above may not foot due to rounding

Comerica Bank

3

Fourth Quarter Loan & Deposit Update
Positive trend for loans expected into end of year

Loans: Oct & Nov Trends[1]
($ in billions; Average)


48.9
48.4
49.2
48.6
48.5
4Q17
1Q18
2Q18
3Q18
4Q18 thru 11/29

- Seasonal increase in National Dealer Services
- Increases in Energy, Entertainment & Environmental Services
- Seasonal decrease in Mortgage Banker
- Decrease in Technology & Life Sciences

Deposits: Oct & Nov Trends[1]
($ in billions; Average)


57.6
56.1
55.8
56.1
56.0
4Q17
1Q18
2Q18
3Q18
4Q18 thru 11/29

- Growth in Middle Market & Wealth Management
- Decrease in Large Corporate & Retail
- Continue to carefully manage pricing

4Q18 average balances through 11/29/18 are preliminary and subject to change • [1]Comparisons of 4Q18 through 11/29/18 vs 3Q18

Comerica Bank

4

Relationship-based Deposits Tied to high caliber products & services; costs remain low Deposits Primarily Relationship-based Largest Component of Noninterest Deposits1 ($ in billions; 3Q18 Average) (Percentage of noninterest-bearing deposits to total deposits; 3Q18 average) 52 . ~85%+ of commercial balances are tied to 45 43 41 38 35 34 treasury management products users 31 29 27 26 . ~95% of retail customers use web banking 25 . ~60% of retail customers have direct deposit RF STI CFR BBT KEY FHN MTB FITB CMA ZION BOKF HBAN Retail Commercial 1,2 Noninterest-bearing Noninterest-bearing Lowest Deposit Cost 8% 44% (In basis points; 3Q18) 77 Total $56.1 53 55 55 44 45 48 Retail 32 34 Commercial 25 27 28 Interest-bearing Interest-bearing 28% 20% RF STI KEY FHN CFR BBT MTB FITB CMA ZION BOKF HBAN 1Source for peer group data: S&P Global Market Intelligence ● 2Interest costs on total deposits; CMA interest-bearing deposit rate for 3Q18 51 bps 5 Deposit Diversity Deposits increased gradually over time; Retail Bank large contributor Deposit History Diverse Business Mix ($ in billions; Average) ($ in billions; 3Q18 YTD Average) Municipalities Interest-bearing Other -$2.3B Small Noninterest-bearing 8% Business 6% 58.3 57.7 57.3 56.0 54.8 Corporate Retail Bank 49.5 51.7 Banking 37% 43.8 39.5 7% Total TLS $56.0 11% Wealth General Management Middle Market 7% 24% 2010 2011 2012 2013 2014 2015 2016 2017 YTD18 $16.5B Growth 3Q18 YTD vs. FY10 . Steady deposit growth which peaked in 2015 ($ in billions; Average) (2011 Sterling acquisition added ~$4B) Retail Bank 5.3 . Municipal deposits declined with liquidity & pricing General Middle Market 3.0 strategy Technology & Life Sciences 2.7 Small Business Banking 1.6 . Retail deposits have been a large driver of growth All Other 1.5 . Deposit mix remains diverse Wealth Management 1.3 Corporate Banking 1.1 9/30/18 6

Deposit Mix Shift

Growth in interest-bearing deposits primarily new money

Noninterest-bearing Deposits
($ in billions; Average)



Prior Cycle Decline
Current Cycle Stable
FSD -$3B
14.6
11.6
28.6
29.2
2Q04
2Q07
3Q15
3Q18

- Prior Cycle: 2Q04 Financial Services Division (FSD) noninterest-bearing deposits of $6B declined as housing values & mortgage activity decreased
- Current cycle: FSD balances steady at $1.8B

Total Deposits
($ in millions; Average 3Q18 vs. 3Q17)



Noninterest-bearing
Interest-bearing
Total
-1,864
1,463
Technology & Life Sciences
-340
1,092
Middle Market Lending
-675
200
Municipalities
-535
-424
Commercial Real Estate
-412
-30

- Noninterest-bearing decrease
  - Working capital usage (Middle Market)
  - Investment in projects (Commercial Real Estate)
- Interest-bearing increase
  - New customers in Technology & Life Sciences
- Decline in noninterest & interest-bearing Municipal deposits

9/30/18

Comerica Bank

7

Benefit from Rise in Interest Rates

Balance sheet remains well-positioned for current rate environment

Estimated Additional Net Interest Income Y/Y Benefit from Rates[1]

Total FY18 / FY17	~$290MM
1Q18 - 3Q18 rate increases	~$90MM
4Q18 rate increase	~$60MM
Total FY19 / FY18	~$150MM

Outcomes may differ due to many variables, including balance sheet movements (loan, deposit & wholesale funding levels), pace of LIBOR rise & deposit betas

Faster Loan Re-pricing/Maturity Date[3]
(3Q18)



Less Than 3 Months
Greater Than 3 Months
100%
80%
60%
40%
20%
0%
CMA
BOKF
CFR
KEY
FHN
FITB
MTB
RF
STI
BBT
HBAN

Cumulative Impact of Rate Increases[2]



0.25
2.01
3.17
4.74
Beta 89%
0.14
0.51
Beta 21%
3Q15
3Q18
3Q15
3Q18
3Q15
3Q18
Fed Funds
Loan Yields
Deposit Costs

Greatest Increase in Net Interest Margin[3]
(3Q18 vs 3Q15; In basis points)



106
74
60
59
52
37
34
33
31
18
16
12
CMA
MTB
BOKF
FHN
ZION
RF
FITB
STI
KEY
CFR
HBAN
BBT

9/30/18 • Outlook as of 12/3/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR • [2]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate • [3]Source for peer group data: S&P Global Market Intelligence; Loan re-pricing/maturity date information excludes ZION as data was not available

Comerica Bank

8

Hedging Through the Last Interest Rate Cycle Reduced impact of asset sensitivity when rates declined Historical Hedging Impact Notional Swaps Outstanding (In percentage points; Average) ($ in billions; Average) NIM Fed Funds NIM ex. impact from swaps 11.0 10.6 9.8 6 9.3 8.8 9.2 4.61 4.63 4.61 4.55 5 7.0 4.06 3.95 3.86 3.79 6.2 4 3 2 1 1999 2000 2001 2002 2003 2004 2005 2006 1999 2000 2001 2002 2003 2004 2005 2006 Hedging Overview • Reduce impact when rates decline in order to maintain steady margin as rates move through typical cycle • Strategy is to add swaps as rates increase & let run off as rates decline • Provides income when rates are low & mutes upside when rates are peaking • Last hedges rolled off in 2010; so far this current interest rate cycle have not begun to hedge 9 Conservative Credit Culture Yielded Superior Results During Downturn Despite recent reserve releases, reserve remains strong Net Charge-offs as a % of Avg. Loans1 Largest Reserve as a % of NPAs1 (In basis points) (3Q18; In percentage points) 191 Total CMA 250 Peer Average 188 159 200 139 119 150 111 103 91 81 98 100 86 80 39 70 63 30 54 50 16 5 51 0 RF 2007 2008 2009 2010 2011 2012 2013 2014 STI CFR BBT KEY FHN MTB FITB CMA ZION BOKF HBAN NPLs as a % of Loans1 Largest Reserve as a % of Loans1 (In basis points) (3Q18; In percentage points) Total CMA 1.35 420 Peer Average 1.18 1.16 1.14 1.09 360 1.05 1.04 1.03 1.02 1.00 0.98 283 290 300 231 0.66 240 181 180 137 95 120 80 69 RF 60 STI BBT CFR KEY FHN MTB FITB CMA ZION 2007 2008 2009 2010 2011 2012 2013 2014 BOKF HBAN 1Source: S&P Global Market Intelligence 10

TechVision 2020
Preparing for a new age in banking

Strengthening Our Core
- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

Transforming Our Future
- Embrace emerging technologies
- APIs[1], data & advanced analytics
- Agile & digital delivery

- GEAR Up has helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Focus shifted to increasing capacity, driving revenue growth, reducing costs & improving efficiency

Examples of Initiatives
- 150+ applications migrated to cloud YTD
- 20+ Bots deployed for high volume tasks
- Digitalizing entire commercial lending process
- Intent recognition capabilities
- Customer Relationship Management platform
- Wire transfer system upgrade
- FX sales system upgrade
- Data Lake platform
- AI/ML-Bot assisted human advice
- Blockchain-enabled computing
- Teller platform replacement
- Multi-factor biometric security across channels
- Real-time commercial payments

[1]API: Application Program Interface

Comerica Bank

11

Active Capital Management
Significantly increased capital return

4Q18 share repurchase of $500MM
- Solid performance & strong capital position enables continued meaningful return of capital
- ASR entered 10/18/18, to be completed in 4Q18

FYE19[1] CET1 Target: 9.5%-10.0%
- Continue to actively manage capital with careful consideration given to:
  - Earnings generation
  - Capital needs
  - Market conditions
- Remain agile
- Simplify & tailor approach to internal stress testing, while continuing to manage our business prudently


Increasing Shareholder Payout
($ in millions)
Equity Repurchases
Dividends[2]
137 139 147 185 192 200 201 227 600 600
40 40 42 46 53 52 52 58 100 100
97 99 105 139 139 148 149 169 500 500
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18


Strong Capital Generation (CET1)
(In percentage points)
10.69 11.09 11.55 11.51 11.51 11.68 11.98 11.90 11.66
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18

[1]Outlook as of 12/3/18 • [2]4Q18 estimated

Comerica Bank

12

Well Positioned for the Future Provided superior shareholder returns 1 Positioned in faster growing Return on Assets GROWING (3Q18 YTD; In percentage points) REVENUE markets & industries 1.75 RISING Managing loan & deposit pricing 1.63 1.57 LONG HISTORY 1.52 1.48 1.46 1.42 1.38 RATES in rising rate environment 1.35 1.35 1.33 1.32 NIMBLE SIZE Executing GEAR Up initiative, INCREASING $74B IN ASSETS RF including technology investments, STI KEY FHN BBT CFR MTB FITB EFFICIENCY CMA ZION BOKF to increase capacity & productivity HBAN Return on Equity1 MANAGING Strong, conservative credit culture (3Q18 YTD; In percentage points) RISK 15.64 14.16 13.62 Positive developments on 13.27 12.75 REGULATORY 12.70 12.25 11.64 11.64 11.64 11.53 legislative & supervisory fronts 11.52 RELIEF 11.02 CAPITAL Significantly increased share RF STI CFR FHN BBT repurchase & dividend during 2018 KEY MTB FITB MANAGEMENT CMA ZION BOKF HBAN 1Source for peer group data: S&P Global Market Intelligence 13 Appendix

3Q18 Results
Continue to outperform peers



Earnings Per Share[1]
(Growth; YTD 3Q18 vs. YTD 3Q17)
52%
37%
CMA
Peer Average
Efficiency Ratio[1]
(3Q18)
53%
59%
CMA
Peer Average
Return on Equity[1]
(3Q18)
16.15%
13.77%
CMA
Peer Average
Return on Assets[1]
(3Q18)
1.77%
1.53%
CMA
Peer Average

[1]Source for peer average: S&P Global Market Intelligence; Efficiency Ratio for CFR not available; Return on Assets for RF per 3Q18 Press Release; See slide 13 for list of peer banks

Comerica Bank

15

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities
Based on Various Assumptions
Additional Scenarios are Relative to 3Q18 Standard Model
($ in millions)



~70
~110
~165
~180
~190
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

9/30/18 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

16

Financial Summary

($ in millions, except per share data)	3Q18	2Q18	3Q17
Earnings per share[1]	$1.86	$1.87	$1.26
Adjusted earnings per share[1,2]	1.86	1.90	1.27
Net interest income	599	590	546
Provision for credit losses	-0-	(29)	24
Noninterest income	234	248	275
Adjusted noninterest income[2,3]	254	248	245
Noninterest expenses	452	448	463
Adjusted noninterest expenses[2]	440	437	426
Provision for income taxes	63	93	108
Adjusted provision for income taxes[2]	94	98	113
Net income	318	326	226
Adjusted net income[2]	319	332	228
Return on average common shareholders' equity	16.15%	16.40%	11.17%
Return on average assets	1.77	1.85	1.25

[1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located on last slide • [3]3Q18 adj. excludes $20MM loss related to repositioning of securities portfolio

Comerica Bank

17

Reconciliation of Adjusted Net Income

	3Q18		2Q18		3Q17	
($ in millions, except per share data)	$	Per Share[1]	$	Per Share[1]	$	Per Share[1]
Net income	$318	$1.86	$326	$1.87	$226	$1.26
Securities repositioning[2]	15	0.09	-	-	-	-
Restructuring charges[2]	9	0.05	9	0.05	4	0.02
Discrete tax benefits	(23)	(0.14)	(3)	(0.02)	(2)	(0.01)
Adjusted net income	$319	$1.86	$332	$1.90	$228	$1.27
Efficiency Ratio[4]	52.93%		53.24%		56.33%	
Adjusted Efficiency Ratio[3,4]	51.59		51.90		53.71	

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located on last slide • [4]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares

Comerica Bank

18

Third Quarter 2018 Results
Revenue growth (ex. securities losses), strong credit metrics & tight expense management

($ in millions, except per share data)	3Q18	Change From 2Q18	Change From 3Q17
Average loans	$48,584	$(641)	$(79)
Average deposits	56,093	$ 263	$(400)
Net interest income	$599	$ 9	$ 53
Provision for credit losses	-0-	29	(24)
Noninterest income[1]	234	(14)	(41)
Noninterest expenses	452	4	(11)
Provision for income tax	63	(30)	(45)
Net income	318	(8)	92
Earnings per share[2]	$1.86	$(0.01)	$0.60
Adjusted earnings per share[2,3]	1.86	(0.04)	0.59
Equity repurchases[4]	$500	$331	$361
Dividend declared	0.60	0.26	0.30

Key QoQ Performance Drivers

- Loans impacted by seasonality
- Deposits increased
- Net interest income reflects loan & deposit pricing control as rates rose; nonaccrual interest recoveries decreased $8MM
- Strong credit quality led to reserve release
- Noninterest income grew 2.4% (ex. $20MM securities losses)
- Noninterest expenses remain well-controlled
- Tax benefits of $23MM primarily from 2017 tax reform law
- Returned record $600MM to shareholders with increases in share buyback & dividend

3Q18 compared to 2Q18 • [1]3Q18 includes $20MM loss related to repositioning of securities portfolio • [2]Diluted earnings per common share • [3]See Reconciliation of Non-GAAP Financial Measures located on last slide • [4]3Q18 repurchases under the equity repurchase program

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19

Average Loans Decline with Seasonality
Loan yields increase 11 basis points



Total Loans
($ in billions; Average)
Loan Yields
48.7
48.9
48.4
49.2
48.6
49.8
49.0
4.08
4.04
4.26
4.63
4.74
3Q17
4Q17
1Q18
2Q18
3Q18
Average Balances
2Q18
3Q18
Period-end

Average loans decrease $641MM
- $400MM National Dealer Services
- $225MM General Middle Market
- $191MM Private Banking
- $104MM Corporate Banking

+ $177MM Mortgage Banker Finance
+ $126MM Technology & Life Sciences (Equity Fund Services)

Period-end loans decrease $782MM
- $451MM National Dealer Services
- $392MM Mortgage Banker

Loan yield +11 bps
+ 15 bps increase in rates
+ 2 bps loan fees & other
- 6 bps nonaccrual interest recoveries

3Q18 compared to 2Q18

Comerica Bank

20

Average Loans by Business and Market

By Line of Business	3Q18	2Q18	3Q17
Middle Market			
General	$11.7	$12.0	$11.8
Energy	1.8	1.8	2.1
National Dealer Services	7.0	7.4	6.9
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	4.0	3.8	3.3
Environmental Services	1.1	1.0	1.0
Total Middle Market	$26.4	$26.8	$25.8
Corporate Banking			
US Banking	2.9	3.1	3.2
International	1.4	1.3	1.5
Commercial Real Estate	5.3	5.3	5.1
Mortgage Banker Finance	2.0	1.8	2.0
Small Business	3.7	3.7	3.8
BUSINESS BANK	$41.6	$42.0	$41.3
Retail Banking	2.1	2.1	2.1
RETAIL BANK	$2.1	$2.1	$2.1
Private Banking	4.9	5.1	5.3
WEALTH MANAGEMENT	$4.9	$5.1	$5.3
TOTAL	$48.6	$49.2	$48.7

By Market	3Q18	2Q18	3Q17
Michigan	$12.4	$12.6	$12.6
California	18.1	18.4	17.9
Texas	9.7	9.9	10.0
Other Markets[1]	8.4	8.3	8.2
TOTAL	$48.6	$49.2	$48.7

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

21

Average Deposits Grew

Deposit rates increase 9 basis points

Total Deposits
($ in billions; Average)


Deposit Rates[1]
56.5
57.6
56.1
55.8
56.1
57.2
56.0
0.16
0.19
0.25
0.42
0.51
3Q17
4Q17
1Q18
2Q18
3Q18
2Q18
3Q18
Average Balances
Period-end

Average deposits increase $263MM
- + $386MM interest-bearing
- - $123MM noninterest-bearing

Period-end deposits decrease $1.2B
- - $1.2B government prepaid card (timing)

Loan to deposit ratio[2] of 88%

3Q18 / 3Q17 average deposits decrease $400MM
- - $959MM Municipal deposits

3Q18 compared to 2Q18 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/18

Comerica Bank

22

Average Deposits by Business and Market

By Line of Business	3Q18	2Q18	3Q17
Middle Market			
General	$13.4	$13.3	$14.5
Energy	0.5	0.5	0.7
National Dealer Services	0.3	0.3	0.4
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.3	6.0	5.5
Environmental Services	0.1	0.1	0.1
Total Middle Market	$20.8	$20.4	$21.3
Corporate Banking			
US Banking	2.1	2.1	1.9
International	2.0	1.9	2.1
Commercial Real Estate	1.5	1.5	2.0
Mortgage Banker Finance	0.7	0.7	0.8
Small Business	3.1	3.2	3.1
BUSINESS BANK	$30.3	$29.7	$31.3
Retail Banking	20.8	21.0	20.8
RETAIL BANK	$20.8	$21.0	$20.8
Private Banking	3.7	3.6	3.8
WEALTH MANAGEMENT	$4.0	$3.9	$4.1
Finance/Other[2]	1.1	1.2	0.4
TOTAL	$56.1	$55.8	$56.5

By Market	3Q18	2Q18	3Q17
Michigan	$20.7	$20.9	$21.6
California	16.9	16.6	17.3
Texas	8.9	9.0	9.4
Other Markets[1]	8.5	8.1	7.7
Finance/Other[2]	1.1	1.2	0.4
TOTAL	$56.1	$55.8	$56.5

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

23

Commercial Real Estate Line of Business
Long history of working with well established, proven developers

CRE by Property Type[1]
($ in millions; Period-end)


Office 7%
Single Family 7%
Multi use 3%
Commercial 10%
Land Carry 5%
Retail 11%
Total $4,540
Other 6%
Multifamily 51%

CRE by Market[1]
($ in millions; Period-end, based on location of property)


Michigan 5%
Other 16%
California 44%
Total $4,540
Texas 35%

Credit Quality

($ in millions; Period-end)	3Q17	2Q18	3Q18
Criticized[2]	$120	$ 84	$ 85
Ratio	2.3%	1.6%	1.6%
Nonaccrual	7	3	3
Ratio	0.14%	0.06%	0.05%
Net charge-offs (recoveries)	-0-	-0-	-0-

CRE by Loan Type

($ in millions; Period-end)	2Q18		3Q18	
Real Estate Construction	$2,888	54%	$2,780	53%
Commercial Mortgages	1,746	33%	1,760	33%
	$4,634	87%	$4,540	86%
Commercial & Other	682	13%	720	14%
Total	$5,316	100%	$5,260	100%

9/30/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

24

Energy Line of Business Credit quality continues to improve; balances stable Energy Line of Business Loans . Focus on full relationships with larger, ($ in millions; Period-end) sophisticated E&P companies (access to a Midstream Services Exploration & Production variety of capital sources, hedging & diverse geographic footprint) 2,077 . Expect to maintain portfolio at ~4% of total loans 1,836 1,848 1,832 1,734 . Robust analysis of Mixedcollateral (nearly all loans have security at 9/30)18% 1,530 Energy Line of Business 1 1,346 1,395 Criticized Loans 1,499 1,400 627 ($ in millions) NALs 508 468 319 269 239 195 152 91 100 308 295 301 243 233 167 108 102 60 53 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 9/30/18 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories 25 Mortgage Banker Finance 50+ years experience with reputation for consistent, reliable approach . Provide warehouse financing: bridge from Average Loans ($ in millions) residential mortgage origination to sale to end Actual MBA Mortgage Origination Volumes 1,2 market 2,544 . Extensive backroom provides collateral monitoring 2,352 2,145 2,136 2,089 1,974 1,961 and customer service 1,861 1,784 1,780 1,742 1,674 1,605 1,595 1,450 1,435 1,399 1,397 1,319 886 . Focus on full banking relationships 1,109 . Granular portfolio with 100+ relationships 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 . Underlying mortgages are typically related to home 1 purchases as opposed to refinances MBA Mortgage Originations Forecast ($ in billions) As of 3Q18: Purchase Refinance • Comerica: 89% purchase 457 448 460 385 396 • Industry: 76% purchase1 326 . Strong credit quality • No charge-offs since 2010 . Period-end loans: $2.1B 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 9/30/18 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 11/21/18; 3Q18 actuals shown ● 2$ in billions 26

National Dealer Services 65+ years of floor plan lending Franchise Distribution . Top tier strategy (Based on period-end loan outstandings) Honda/Acura . Focus on “Mega Dealer” (five or more 13% Ford dealerships in group) Toyota/Lexus 8% 15% . Strong credit quality GM 9% . Robust monitoring of company inventory and performance Other 1 Total 11% $7.0B Fiat/Chrysler 12% Average Loans ($ in billions) Floor Plan 7.3 7.4 7.1 7.1 7.0 6.9 Mercedes 6.8 6.6 6.5 Other Asian 6.3 6.2 6.2 6.0 6.0 3% 5.9 5.7 5.7 13% 5.5 5.3 5.3 Nissan/ Infiniti 4.9 Other European 5% 11% Geographic Dispersion 4.3 4.3 4.2 4.1 4.1 4.0 4.0 3.9 3.8 3.8 3.8 3.7 3.6 3.5 3.5 3.5 3.4 3.2 3.2 3.2 California 59% Texas 9% 2.9 Michigan 23% Other 9% 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 9/30/18 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 27 Technology and Life Sciences 20+ years experience provides competitive advantage Technology & Life Sciences Avg. Loans ($ in billions) . Strong relationships with top-tier investors Equity Fund Services 3.8 4.0 . Granular portfolio: ~770 customers (including 3.5 3.5 ~235 customers in Equity Fund Services) 3.3 . Manage concentration to numerous verticals to ensure widely diversified portfolio 2.6 1.9 2.0 2.1 2.4 . Closely monitor cash balances and maintain robust backroom operation 3Q17 4Q17 1Q18 2Q18 3Q18 . 11 offices throughout US & Canada Customer Segment Overview (based on period-end loans) . Recent growth driven by Equity Fund Services Growth • Commercial banking services for venture ~15% capital & private equity firms Leveraged Equity Fund Finance • Bridge financing for capital calls Total Services ~10% $4.2B ~65% • Strong credit profile Early Stage ~5% Late Stage ~5% 9/30/18 28

Securities Portfolio Stable Yields increase 5 basis points; Repositioned $1.3B in Treasuries at quarter end Securities Portfolio 1 ($ in billions) Duration of 3.4 years Treasury Securities & Other Mortgage-backed Securities (MBS) . Extends to 3.9 years under a 200 bps Securities Yields instantaneous rate increase1 2 12.2 12.1 11.9 11.8 11.8 11.9 11.9 Net unrealized pre-tax loss of $365MM Net unamortized premium of $15MM3 Typical quarterly paydown of $400MM - 9.4 9.3 9.2 9.1 9.1 9.2 9.2 $500MM being replaced at higher yield Repositioned $1.3B Treasuries (9/27/18) . Average yield increases ~$4MM per quarter 2.17 2.12 • 1.60% on securities sold 2.07 2.09 2.05 • 2.89% on securities purchased . 3 year duration on securities purchased1 3Q17 4Q17 1Q18 2Q18 3Q18 2Q18 3Q18 Average Balances Period-end 9/30/18 ● 1Estimated as of 9/30/18 ● 2Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio ● 3Net unamortized premium on the MBS portfolio 29 Net Interest Income Increase of $9MM NIM benefit from rising rates offset by lower nonaccrual interest & higher excess liquidity Net Interest Income $590MM 2Q18 3.62% ($ in millions) NIM + 13MM Loan impacts + 0.08 590 599 +$19MM Higher rates +0.12 546 545 549 + 6MM 1 additional day --- + 3MM Loan fees & other +0.02 - 8MM Nonaccrual interest -0.05 -7MMLoan activity -0.01 3.62 3.60 + 10MM Balances at Fed - 0.02 3.41 + 2MM Higher rates +0.01 3.28 3.27 + 8MM Higher balances -0.03 + 2MM Securities + 0.01 + 2MM Higher rates +0.01 - 7MM Deposit costs - 0.04 -6MM Higher rates -0.04 -1MM Deposit growth --- - 9MM Wholesale funding - 0.05 -4MM Higher rates -0.02 3Q17 4Q17 1Q18 2Q18 3Q18 -5MM Higher balances -0.03 Net Impact due to rates: $599MM 3Q18 3.60% $13MM & 8 bps on the NIM 3Q18 compared to 2Q18 30

Credit Quality Strong

Positive credit migration resulted in reserve release



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
753
754
738
711
697
1.45
1.45
1.42
1.36
1.35
3Q17
4Q17
1Q18
2Q18
3Q18



Criticized Loans[1]
($ in millions)
NALs
Criticized as a % of Total Loans
2,434
2,231
2,120
1,765
1,670
5.0
4.5
4.3
3.5
3.4
444
402
326
254
230
3Q17
4Q17
1Q18
2Q18
3Q18

$15MM in net charge-offs[2] or 13 bps

- $25MM Gross Charge-offs (2Q18 $20MM)
- $10MM Recoveries (2Q18 $23MM)

$95MM decrease in criticized loans

- Energy criticized loans decreased $50MM



Allowance for Loan Losses / total NPLs
1.6 x
1.7 x
2.1 x
2.6 x
2.8 x
3Q17
4Q17
1Q18
2Q18
3Q18

9/30/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

31

Noninterest Income

Excluding securities losses, noninterest income grew 2.4%



Noninterest Income[1]
($ in millions)
Securities losses due to repositioning
Impact of accounting change
275
285
30
34
245
251
244
248
254
20
234
3Q17
4Q17
1Q18
2Q18
3Q18

- $20MM Securities losses
+ $ 2MM Customer derivatives[2]
+ $ 2MM Investment Banking[2]
- $ 2MM Commercial lending (syndication fees)
- $ 2MM Letters of credit

+ $ 2MM Bank-owned life insurance
+ $ 2MM Deferred comp[2] (offset in noninterest expense)
+ $ 2MM 2Q18 Visa derivative charge[2]

3Q18 compared to 2Q18 • [1]See Reconciliation of Non-GAAP Financial Measures located on last slide • [2]Included in other noninterest income

Comerica Bank

32

Noninterest Expense Well Controlled

Efficiency ratio[1] continues to improve, drops below 53%



Noninterest Expenses[2]
($ in millions)
Impact of accounting change
Restructuring
1X employee bonus $5MM 4Q17
463
483
446
448
452
30
34
7
13
16
11
12
426
431
430
437
440
3Q17
4Q17
1Q18
2Q18
3Q18

+ $4MM Salaries & benefits
  + Contract labor
  + Deferred comp (offset in noninterest income)
  + One extra day
  - Workforce reduction



GEAR Up Remained on Track YoY
(In percentage points)
Efficiency Ratio[1]
Adj. Efficiency Ratio[1,2]
56.3
52.9
53.7
51.6
3Q17
3Q18
3Q17
3Q18

3Q18 compared to 2Q18 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Non-GAAP Financial Measures located on last slide

Comerica Bank

33

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	–
	M&T Bank	A3	A-	A
	Comerica	A3	BBB+	A
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A2	A-	AA-
	Bank of America	A3	A-	A+

As of 11/29/18 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

34

Reconciliation of Non-GAAP Financial Measures (dollar amounts in millions, except per share data) 3Q18 2Q18 3Q17 (dollar amounts in millions, except per share data) 3Q18 2Q18 3Q17 Noninterest Income: Net Income: Noninterest income $234 $248 $275 Net income $318 $326 $226 Securities repositioning 20 — — Securities repositioning, net of tax 15 — — Proforma effect of adopting new accounting standard — — (30) Restructuring charges, net of tax 9 9 4 Adjusted noninterest income $254 $248 $245 Discrete tax benefits (23) (3) (2) Noninterest Expenses: Adjusted net income $319 $332 $228 Noninterest expenses $452 $448 $463 Diluted Earnings per Common Share: Proforma effect of adopting new accounting standard — — (30) Diluted earnings per common share $1.86 $1.87 $1.26 Restructuring charges (12) (11) (7) Securities repositioning, net of tax 0.09 — — Adjusted noninterest expenses $440 $437 $426 Restructuring charges, net of tax 0.05 0.05 0.02 Pre-tax Income: Discrete tax benefits (0.14) (0.02) (0.01) Pre-tax income $381 $419 $334 Adjusted diluted earnings per common share $1.86 $1.90 $1.27 Securities repositioning 20 — — Efficiency ratio: Restructuring charges 12 11 7 Reported 52.93% 53.24% 56.33% Adjusted pre-tax income $413 $430 $341 Adjusted 51.59 51.90 53.71 Provision for Income Taxes: Provision for Income Taxes: $63 $93 $108 • Discrete tax benefits primarily includes to tax benefits from the review of tax Discrete tax benefits 23 3 2 capitalization and recovery positions on fixed assets and software on the 2017 tax Tax on securities repositioning 5 — — return and from employee stock transactions. Tax on restructuring charges 3 2 3 • Securities repositioning refers to losses on sale of securities resulting from repositioning $1.3 billion of treasury securities by purchasing securities yielding higher Adjusted provision for income taxes $94 $98 $113 interest while retaining a duration of 3 years. • Proforma effect of the adoption of accounting standard relates to the impact of the new revenue recognition standard that became effective January 1, 2018 and is not reflected in 2017 results. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances comparability of results with prior periods. 35